Exhibit 99.2

Courageous Innovation Dedicated to Bringing Game-Changing Gene Therapies to Market and Working Even Harder to Provide Access to Patients Globally

Pipeline

ocugen

A quarter of execution across three programs

OCU410

Geographic Atrophy

2–3M U.S.+EU patients · No gene therapy approved

RMAT · ATMP (EMA)

Current Stage

Phase 2 ARMADA Complete

Ph1 Ph2 Ph3 BLA Approved

Next Catalysts

Phase 3 initiation: 3Q 2026

BLA target: 2028

BLA 2028

OCU410ST

Stargardt Disease

100K U.S.+EU patients · No approved therapy

ODD · RPDD · OMPD · ATMP

Current Stage

Phase 2/3 GARDian3 – Enrollment complete

Ph1 Ph2 Ph3 BLA Approved

Next Catalysts

Interim outcome analysis: 3Q 2026

Topline data: 2Q 2027

BLA target: Mid-2027

BLA 2027

OCU400

Retinitis Pigmentosa

300K U.S.+EU patients · 298K untreated

RMAT · ODD · ATMP · OMPD

Current Stage

Phase 3 – Enrollment Complete

Ph1 Ph2 Ph3 BLA Approved

Next Catalysts

Topline data: 1Q 2027

BLA target: 2Q 2027

BLA 2027

Ocugen – Second Quarter Business Update

2

3 Current GA therapy targets the lesion; none target the vision — OCU410 was designed to do both 31% Lesion growth reduction vs. control (p<0.05) OCU410 Phase 2 ARMADA (12 months) Pivotal P3 population: (lesion size ≥2.5 mm2 and ≤17.5 mm2 ) 27% EZ preservation (correlates to visual function) Pivotal P3 population: (lesion size ≥2.5 mm2 and ≤17.5 mm2 ) ~15–22% Lesion reduction shown by Izervay (12 months) + Syfovre (24 months) no functional benefit Lesion reduction — OCU410 vs. approved therapies (12/24 months) OCU410 31% Syfovre (Apellis/Biogen) 22% Izervay (Astellas) 15% * Approved options require monthly, or every other month, intravitreal injections with no meaningful functional improvement. OCU410 = single subretinal injection. Why OCU410 can win in GA Functional wins, not just structural Patients with GA want to see better. OCU410 data shows EZ preservation — that's what drives adoption and reimbursement. One injection vs. monthly burden Syfovre and Izervay require monthly, or every other month, intravitreal injections indefinitely. A single subretinal injection is a fundamentally different value proposition. First-mover in gene therapy for GA No gene therapy is approved for GA. Phase 3 start in Q3 2026 gives OCU410 a clean path to first-in-class before any competitor arrives. OCU410 is outperforming the standard-of-care with a single injection vs. monthly chronic dosing References: Apellis OAKS/DERBY (Heier et al, Lancet, Product Insert), Khanani A, Patel S, Staurenghi G et al. Efficacy and safety of avacincaptad pegol in patients with geographic atrophy (GATHER2): 12-month results from a randomised, double-masked, phase 3 trial The Lancet, 2023; 402, 1449-1458 OCU410 · Geographic Atrophy Ocugen – Second Quarter 2026 Business Update

OCU410 · Geographic Atrophy

OCU410 Global Phase 3 (ArMaDa 3) Trial Design for GA

Phase 3 Trial Design


BLA submission
Treatment
Extension Study Crossover
D1 D2 D15 4M 8M 12M
Treatment Arm (1x10¹⁰ vg/eye) (n=158)
Total Subjects (n=237)
Day 0
Randomization
Study Follow up
Interim Analysis 50% subjects complete M12
Control Arm (n=79)
4M 8M 12M

Study Design	
Population	• Patients ≥55 years of age or older with clinical diagnosis of GA secondary to dry AMD
Key Eligibility Criteria	• BCVA ≥25 letters but ≤80 letters (ETDRS chart) • Total GA area ≥2.5 and ≤17.5 mm2 ; foveal or non-foveal GA with uni-or multifocal lesion • If GA is multifocal, at least one lesion must be ≥1.25mm2 • Presence of CNV in fellow eye is non exclusionary

Proposed Endpoints	
Primary	• Rate of change (slope) of square root-transformed GA lesion area ($\sqrt{}mm^2$/year) from baseline to Month 12, treated eyes vs control eyes as assessed by FAF
Secondary	• Proportion of subjects with LLVA ≥15 Letter Loss from Baseline to M12 as assessed by ETDRS visual charts at two consecutive visits. • Rate of change of EZ area loss through Month 12, by SD-OCT

Received FDA alignment on the Phase 3 study design; in discussions with EMA

Ocugen – Second Quarter 2026 Business Update

OCU410ST · Stargardt Disease

ocugen

First-in-Class Gene Therapy for Stargardt Disease

100K
U.S. + EU patients
No approved therapy globally

Q3 2026
GARDian3 enrollment interim outcome

Q2 2027
topline data expected
EMA accepted single U.S. trial for MAA

Stargardt is the most common inherited macular dystrophy — caused by mutations in ABCA4 (1,200+ mutations), causing progressive central vision loss typically beginning in childhood.

What sets OCU410ST apart

Modifier gene approach covers all 1,200+ ABCA4 mutations with a single therapy. Traditional approaches can't address this genetic complexity.

Phase 1 GARDian1 published

Results published in EYE journal supports favorable safety and efficacy profile as GARDian3 pivotal confirmatory trial advances.

Trial: GARDian3

Pivotal confirmatory Phase 2/3 trial. 51 subjects, 2:1 randomized. Primary endpoint: change in atrophic lesion size. One-year data used for BLA filing.

Designations

ODD + RPDD (FDA) · OMPD + ATMP (EMA). Rare Pediatric Disease Designation adds priority review voucher optionality at approval.

Ocugen – Second Quarter 2026 Business Update

5

OCU400 · Retinitis Pigmentosa

ocugen

The largest orphan gene therapy trial ever run, targeting approval across all RP mutations

140
patients enrolled in
Phase 3 liMeliGhT trial
(largest orphan gene therapy Ph3)

100+
RP-causing genes
addressed by a single
subretinal injection

Q1 2027
topline data expected
BLA submission to follow

POPULATION
Early- to late-stage RP, including pediatrics aged 3+

RANDOMIZATION
2:1 — treatment vs. untreated control

PRIMARY ENDPOINT
12-month change in visual function via LDNA Lux Level

BLA PATHWAY
BLA targeted for 2Q 2027 · Single U.S. trial accepted by EMA for MAA

GLOBAL VALIDATION SIGNAL
Kwangdong OCU400 deal — $180M+ projected 10-yr Korean sales + 25% royalties
Roots Pharmaceutical binding term sheet signed – up to $255 million + 22% royalties

Trial Design:
Enrolling patients across all mutations — early and late stage, pediatric and adult — means a positive read delivers the broadest possible label. No competitor has attempted this breadth in a single trial.

Ocugen – Second Quarter 2026 Business Update

6

Market Opportunity

ocugen

Three indications. 3+ million patients. Multibillion market.

OCU410 – Geographic Atrophy

2–3M
patients · U.S. + EU

2.5M+
untreated today

$300-600k
per patient
pricing assumption (market potential)[1]

Current treatment landscape unable to support visual gain

OCU410ST – Stargardt Disease

100K
patients · U.S. + EU

100K
untreated today

$1-2M
per patient
pricing assumption (market potential)

No current market approved therapies for patients

OCU400 – Retinitis Pigmentosa

300K
patients · U.S. + EU

298K
untreated today

$1-2M
per patient
pricing assumption (market potential)[2]

OCU400 is gene-agnostic, treats every mutation

1 ClearView Healthcare Partners analysis of 2037 worldwide sales
2 RETINA vol. 46,4 (2026)

Ocugen – Second Quarter 2026 Business Update

7

OCU400 US Commercial Roadmap Payer engagement and CMS Center of Excellence Patient Registry Distribution Sales & Marketing • Increased engagement • Setup 25+ COEs • Enhance disease awareness • Frictionless supply • 1Q2026 TLR inflection point Commercial

Milestones

Anticipated Milestones – Three BLAs by 2028


2026
2027
2028
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1H
2H
OCU400
Retinitis Pigmentosa
Phase 3 topline data
BLA Submission
Approval/ Launch
OCU410ST
Stargardt Disease
Interim outcome analysis[1]
Phase 3 topline data
BLA Submission
Approval/ Launch
OCU410
Geographic Atrophy
Initiate Phase 3
Phase 3 enrollment completion
BLA Submission

[1] Re-estimation to minimize clinical risk (Outcome - Impact / no-impact to BLA timeline)

Ocugen – Second Quarter 2026 Business Update

9

Financial Update Statement of Operations Three months ended June 30, 2026 2025 Research and development expense $10.7 $8.4 General and administrative expense $7.2 $6.8 Interest (expense) income, net $(4.1) $(1.1) Other (expense) income, net $(4.4) $0.1 Net loss $(24.9) $(14.7) Balance Sheet Data June 30, 2026 Dec 31, 2025 (Audited) Cash, cash equivalents, and restricted cash $100.4 $18.9 Debt $1.7 $28.8 Convertible Note $116.1 _ Shares outstanding 339,044,893 312,379,972 10 Except as otherwise noted, all amounts are unaudited; in millions, except share amounts Certain amounts may not add due to rounding Ocugen – Second Quarter 2026 Business Update

Financial Update Statement of Operations Six months ended June 30, 2026 2025 Research and development expense $21.9 $17.9 General and administrative expense $15.4 $13.2 Interest (expense) income, net $(5.3) $(2.0) Other (expense) income, net $(4.5) $0.2 Net loss $(44.1) $(30.1) Balance Sheet Data June 30, 2026 Dec 31, 2025 (Audited) Cash, cash equivalents, and restricted cash $100.4 $18.9 Debt $1.7 $28.8 Convertible Note $116.1 _ Shares outstanding 339,044,893 312,379,972 11 Except as otherwise noted, all amounts are unaudited; in millions, except share amounts Certain amounts may not add due to rounding Ocugen – Second Quarter 2026 Business Update